                                                                   EXHIBIT 10.1
                                                                   ------------

               FIFTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
               --------------------------------------------------

         This Fifteenth Amendment to Loan and Security Agreement (the "Fifteenth
Amendment") is made as of September 30, 2006 by and between Proliance
International, Inc., ("Proliance"), Ready Aire, Inc. ("RA"; together with
Proliance, the "Borrowers"), Proliance International, S.A. de C.V. ("Proliance
Mexico") and Radiadores GDI, S.A. de C.V. ("Radiadores"; together with Proliance
Mexico, the "Obligors"), and Wachovia Capital Finance Corporation (New England),
formerly known as Congress Financial Corporation (New England), as lender (the
"Lender").

         WHEREAS, the Lender, Borrowers and Obligors are parties to that certain
Loan and Security Agreement dated as of January 4, 2001, as amended by the First
Amendment to Loan and Security Agreement dated as of July 2001 ("First
Amendment"), the Second Amendment to Loan and Security Agreement dated as of
July 30, 2001 ("Second Amendment"), the Third Amendment to Loan and Security
Agreement dated as of November 27, 2001 ("Third Amendment"), the Fourth
Amendment to Loan and Security Agreement dated as of December 31, 2001 ("Fourth
Amendment"), the Fifth Amendment to Loan and Security Agreement dated as of
February 20, 2002 ("Fifth Amendment"), the Sixth Amendment to Loan and Security
Agreement dated as of December 31, 2001 ("Sixth Amendment"), the Seventh
Amendment to Loan and Security Agreement dated as of July 1, 2002 ("Seventh
Amendment"), the Eighth Amendment to Loan and Security Agreement dated as of
November 22, 2002 ("Eighth Amendment"), the Ninth Amendment to Loan and Security
Agreement dated as of December 27, 2002 ("Ninth Amendment"), the Tenth Amendment
to Loan and Security Agreement dated as of November 19, 2004 (the "Tenth
Amendment"), the Eleventh Amendment to Loan and Security Agreement dated as of
March 2, 2005 (the "Eleventh Amendment"), the Twelfth Amendment to Loan and
Security Agreement dated as of July 21, 2005 (as amended by that certain
Amendment to Twelfth Amendment dated September 30, 2005 and that certain Second
Amendment to Twelfth Amendment dated November 30, 2005, the "Twelfth
Amendment"), and the Thirteenth Amendment to Loan and Security Agreement dated as of October 20, 2005 (the "Thirteenth Amendment"), and the Fourteenth
Amendment to Loan and Security Agreement dated as of March 31, 2006 (the
"Fourteenth Amendment") (as amended hereby and as the same may be supplemented, amended, restated or modified from time to time, the "Loan Agreement"); all capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement;

         WHEREAS, Borrowers have requested that Lender amend certain provisions of the Loan Agreement as set forth herein; and

         WHEREAS, the Lender has agreed to amend certain provisions of the Loan
Agreement subject to the terms and conditions hereof;

         NOW THEREFORE, based on these premises, and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and

sufficiency of which are hereby acknowledged by the parties, the Borrowers, the
Obligors and the Lender hereby agree as follows:

     1. Amendments to Loan Agreement.

            1.1. Inventory Loan Limit. Section 2.1(a)(ii)(B) of the Loan
    Agreement is hereby deleted and the following is substituted in lieu thereof:

                 "(B)  From October 1, 2006 through October 31, 2006,
                       $49,000,000; from November 1, 2006 through November 30,
                       2006, $46,000,000; from December 1, 2006 through December
                       31, 2006, $43,000,000; and from and after January 1, 2007
                       , $40,000,000 (which limit may be revised by Lender, in
                       its sole and absolute discretion, based upon such factors
                       as Lender may consider including, without limitation, the
                       Lender's review of the Borrowers' 2007 annual plan,
                       provided that Borrowers acknowledge and agree that Lender
                       has made no commitment or agreement to change such
                       limit), less"

            1.2. Financial Covenants.

                 (a) Minimum EBITDA. Section 9.20 of the Loan Agreement is
hereby deleted in its entirety and the following is substituted in lieu thereof:

            "9.20 Minimum EBITDA. Borrowers shall achieve, on a consolidated basis, EBITDA of not less than the amounts set forth below for the twelve consecutive month periods ending on the dates set forth below:

            ------------------------------------------------------------------
            Test Date                                          Amount
            ---------                                          ------
            ------------------------------------------------------------------
            December 31, 2005                                  ($21,800,000)
            ------------------------------------------------------------------
            March 31, 2006                                     ($21,800,000)
            ------------------------------------------------------------------
            June 30, 2006                                      ($13,500,000)
            ------------------------------------------------------------------
            September 30, 2006                                 $750,000
            ------------------------------------------------------------------
            December 31, 2006                                  $18,500,000
            ------------------------------------------------------------------
            March 31, 2007                                     $20,000,000
            ------------------------------------------------------------------
            June 30, 2007                                      $20,000,000
            ------------------------------------------------------------------
            September 30, 2007                                 $21,200,000
            ------------------------------------------------------------------

            Compliance with the foregoing EBITDA covenant will not be required on any test date if Excess Availability equals or exceeds

            $15,000,000 at all times during the calendar quarter immediately preceding such test date. The foregoing EBITDA covenant may be revised by Lender, in its sole and absolute discretion, based upon such factors as Lender may consider including, without limitation, the Lender's review of the Borrowers' 2007 annual plan, provided that Borrowers acknowledge and agree that Lender has made no commitment or agreement to change the EBITDA covenant for any period."

                 (b) Minimum Excess Availability. Section 9.20A is hereby
deleted in its entirety and the following is substituted in lieu thereof:

            "9.20A Minimum Excess Availability. The Borrowers shall maintain
            Excess Availability equal to or in excess of $5,000,000 from October
            1, 2006 through Lender's timely receipt of Borrowers' December 31,
            2006 audited financial statements complying with Section 9.6(a)(ii)
            of the Loan Agreement and an Officer's Certificate satisfactory to
            Lender certifying that Borrowers are in compliance with all covenants under the Loan Agreement through December 31, 2006. Solely for the purpose of this Section 9.20A, Excess Availability shall be determined without regard to the limitation that the Maximum Credit and the Revolving Loan Ceiling place on the Revolving Loans available to the Borrowers."

     2. Fees. Borrowers shall pay to Lender a fee of $15,000.00 (the "Amendment
Fee").

     3. Conditions Precedent. The following are all of the conditions precedent to the effectiveness of this Fifteenth Amendment and the agreements of the
Lender hereunder:

            3.1. payment to Lender in immediately available funds of all documented out-of-pocket expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by the Lender through the date hereof, in accordance with Section 5 hereof;

            3.2. payment to Lender in immediately available funds of the
    Amendment Fee.

            3.3. receipt by Lender of this Fifteenth Amendment, duly executed by the Borrowers and Obligors;

            3.4. each of the representations and warranties set forth in Section
    3 hereof is true, accurate and correct in all material respects as of the date hereof (or such other date referenced in Section 4 hereof).

           4.  Independent Consultant; Budget.

          (a)   As soon as practicable and in any event on or before November
                30, 2006, Borrowers covenant and agree to retain an independent consultant with the necessary background and experience to provide advice and support relative to the Borrower's financial condition, operations and prospects, which consultant shall be reasonably acceptable to Lender.

          (b)   No later than November 30, 2006, Borrowers shall furnish or cause to be furnished to Agent (i) Borrowers' fiscal year 2007 annual plan complying with Section 9.6(e) including Borrowers'
                detailed budget and projections for fiscal year 2007, month by month, and (ii) Borrowers' detailed analysis of the results of
                Borrowers' fiscal year 2006 restructuring plan.

           5. Representations and Warranties. Each Borrower and Obligor jointly and severally represents and warrants to Lender the following, as applicable:

                 5.1. Organization and Qualification. Each of the Borrowers and
    Obligors is duly incorporated or formed, as applicable, validly existing, and in good standing under the laws of their respective jurisdictions of incorporation or formation, as applicable. Each Borrower and Obligor is duly qualified to do business and is in good standing as a foreign corporation or other applicable organization in all states and jurisdictions in which the failure to be so qualified would have a material adverse effect on the financial condition, business or properties of such Borrower or Obligor.

                 5.2. Power and Authority. Each Borrower and Obligor are duly authorized and empowered to enter, deliver, and perform this Fifteenth
    Amendment. The execution, delivery, and performance of this Fifteenth
    Amendment has been duly authorized by all necessary corporate action of each of the applicable Borrowers and Obligors. The execution, delivery and performance of this Fifteenth Amendment do not and will not (i) require any consent or approval of the shareholders of the Borrowers or the Obligors;
    (ii) contravene the charter or by-laws or equivalent organizational documents of any of the Borrowers or Obligor; (iii) violate or cause any
    Borrower or Obligor to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower or Obligor; (iv)
    result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any
    Borrower or Obligor is a party or by which such Borrower's or Obligor's properties may be bound or affected, which breach or default is reasonably likely to have a material adverse effect on the financial condition, business or properties of such Borrower or Obligor; or (v) result in, or require, the creation or imposition of any lien (other than the liens set forth in Schedule 8.4 to the Loan Agreement) upon or with respect to any of the properties now owned or hereafter acquired by any Borrower or Obligor.

                 5.3. Legally Enforceable Agreement. This Fifteenth Amendment is
    a legal, valid and binding obligation of each of the Borrowers and Obligors and is enforceable against each of the Borrowers and Obligors in accordance with the terms hereof subject to bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                 5.4. Continuous Nature of Representations and Warranties. Each
    Borrower confirms and agrees that, except for the amendments to the Loan
    Agreement provided herein and in the other previously executed amendments to the Loan Agreement, (a) all representations and warranties contained in the
    Loan Agreement and in the other Financing Agreements (as amended prior to the date hereof and pursuant to this Fifteenth Amendment) are on the date hereof true and correct in all material respects (except with respect to deviations therefrom permitted under Article 9 of the Loan Agreement) except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrowers confirm, reaffirm and restate such representations and warranties as of such earlier date, (b) all
    Information Certificates delivered in conjunction with the Loan Agreement and the Twelfth Amendment to Loan and Security Agreement dated as of July
    21, 2005, as the same may be amended and/or restated, remain true and correct in all material respects and (c) it is unconditionally, absolutely, and jointly and severally liable for the punctual and full performance and payment of all Obligations, including, without limitation, all termination fees under Section 12.1(c) of the Loan Agreement, charges, fees, expenses and costs (including attorneys' fees and expenses) under the Financing
    Agreements, and that no Borrower has any defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Obligations.

       6. Acknowledgement of Obligations. Each Obligor, for value received, hereby consents to the Borrowers' execution and delivery of this Fifteenth
Amendment, and the performance by the Borrowers of their respective agreements and obligations hereunder. The Borrowers' performance and/or consummation of any transaction or matter contemplated under this Fifteenth Amendment shall not limit, restrict, extinguish or otherwise impair any of the Obligors' obligations to Lender with respect to the Financing Agreements, as applicable. Each Obligor acknowledges that it is unconditionally liable to Lender for the full and complete payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including attorney's fees and expenses) under the
Financing Agreements and that such Obligor has no defenses, counterclaims or setoffs with respect to full, complete and timely payment of any and all
Obligations.

       7. Confirmation of Liens. Each Borrower and Obligor acknowledges, confirms and agrees that the Financing Agreements, as amended hereby, are effective to grant to Lender duly perfected, valid and enforceable first priority security interests in and liens on the Collateral described therein, except for liens referenced in Sections 8.4 and 9.8 and Schedule 8.4 of the Loan
Agreement, and that the locations for such Collateral specified in the Financing
Agreements have not changed except as provided herein or as previously disclosed to the Lender. Each Borrower and Obligor further

acknowledges and agrees that all Obligations of the Borrowers are and shall be secured by the Collateral.

       8. Miscellaneous. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreements. Borrowers hereby agree to pay to Lender all reasonable attorney's fees and costs which have been incurred or may in the future be incurred by Lender in connection with the negotiation, preparation, performance and enforcement of this Fifteenth
Amendment and any other documents and agreements prepared and/or reviewed in connection herewith. The undersigned confirm that the Financing Agreements remain in full force and effect without amendment or modification of any kind, except for as set forth in this Fifteenth Amendment (and as set forth in any previously executed amendments to the Loan Agreement). The Borrowers and
Obligors further confirm that no Event of Default or events which with notice or the passage of time or both would constitute an Event of Default have occurred and are continuing. The execution and delivery of this Fifteenth Amendment by
Lender shall not be construed as a waiver by Lender of any Event of Default under the Financing Agreements. This Fifteenth Amendment shall be deemed to be a
Financing Agreement and, together with the other Financing Agreements, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof.

                      REST OF PAGE LEFT INTENTIONALLY BLANK

                         Signature page to Fifteenth Amendment to Loan Agreement

         IN WITNESS WHEREOF, the Borrowers, the Obligors, and the Lender have executed this Fifteenth Amendment as of the date first above written, by their respective officers hereunto duly authorized, under seal.

                                       BORROWERS:

WITNESS                                PROLIANCE INTERNATIONAL, INC.

/s/Marie E. DeBernardo                 By  /s/ R.A.Wisot
---------------------------------          ------------------------------------
                                       Title: Vice President
                                             ----------------------------------

                                       READY AIRE, INC.

/s/Marie E. DeBernardo                 By: /s/ R.A.Wisot
---------------------------------          ------------------------------------
                                       Title: Vice President
                                             ----------------------------------

                         Signature page to Fifteenth Amendment to Loan Agreement

                                         OBLIGORS:

                                         PROLIANCE INTERNATIONAL, S.A. de C.V.

/s/ Marie E. DeBernardo                  By: /s/R.A.Wisot
-----------------------------------          ----------------------------------
                                         Title: Vice President
                                               --------------------------------

                                         RADIADORES GDI, S.A. de C.V.

/s/ Marie E. DeBernardo                  By: /s/R.A.Wisot
-----------------------------------          ----------------------------------
                                         Title: Vice President
                                               --------------------------------

                                         LENDER:

                                         WACHOVIA CAPITAL FINANCE
                                         CORPORATION (NEW ENGLAND)

/s/ Christine Hudson                     By: /s/Willis A. Williams
-----------------------------------          ----------------------------------
                                         Title:Vice President
                                               --------------------------------